UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 16, 1998
                                                 ------------------

                              MERITAGE CORPORATION
             (Exact name of registrant as specified in its charter)



         Maryland                      1-9977                    86-0611231
----------------------------        -----------                -------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona             85250
----------------------------------------------------------           ---------
      (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (602) 998-8700
                                                   ------------------


                           MONTEREY HOMES CORPORATION
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events

     On September 16, 1998, the Stockholders of the Company approved a proposal to change the Company's name to Meritage Corporation. The name change became effective as of September 17, 1998. The name change is more fully described in the press release included herein as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c) Exhibit 99.1 Press Release dated September 16, 1998 Filed herewith.

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MERITAGE CORPORATION


Date: October 12, 1998                          By:  /s/ Steven J. Hilton
                                                   -----------------------------
                                                         Steven J. Hilton
                                                         Managing Director


                                        3